T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Mid-Cap Growth Fund
--------------------------------------------------------------------------------
                                  June 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
MID-CAP GROWTH FUND
-------------------
* Amid extreme volatility in the first half and a steep correction in technology stocks, mid-caps outperformed large- and small-caps.
* The fund posted a modest advance in the six months ended June 30, but lagged its benchmarks. The solid 12-month gain exceeded one benchmark but trailed two others.
* Valuations in many sectors remain stretched, but investors have at least returned to fundamentals following rampant speculation in late 1999 and early 2000.
* Several promising sectors -- and mid-cap stocks in general -- offer excellent growth potential at reasonable valuations, which bodes well for the Mid-Cap Growth Fund.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     Stocks were extremely volatile in the first half of 2000, and most market indices declined despite a powerful rebound late in the period. The signal event was a 37% correction in the tech-heavy Nasdaq Composite in early spring that resulted in the near destruction of many small- and mid-capitalization Internet companies. After trailing large-caps for several years, mid-cap stocks were strong performers during the period, led by the technology and biotechnology sectors.

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/00               6 Months       12 Months
    ---------------------               --------       ---------
    Mid-Cap Growth Fund                   5.76%         17.65%
    S&P MidCap Index                      8.97          16.98
    Russell Midcap Growth Index          12.15          48.59
    Lipper Mid-Cap Core
    Fund Index                           10.66          32.06

     The Mid-Cap Growth Fund's 5.76% first-half ret urn, while respectable in absolute terms, lagged its benchmarks for the period. Our gain of 17.65% in the 12 months ended June 30 exceeded the Standard & Poor's MidCap Index but trailed the Russell Midcap Growth Index and our Lipper category. Results in both periods were affected by our lower weighting in technology stocks compared with the benchmarks as well as our more valuation-sensitive approach. June 30 marked your fund's eighth birthday, and over that time the fund has gained 424.30% (for an average annual return of 23.01%), versus 292.09% for the S&P MidCap Index. For the past five years, the fund has delivered an average annual return of 22.90%, compared with 21.18% for the S&P MidCap Index.

MARKET ENVIRONMENT
------------------

     In the midst of an economic expansion that has shattered all records for duration, U.S. economic growth actually accelerated in the first quarter of 2000. The Federal Reserve, which had raised short-term rates three times last year, raised the ante three more times in the first half of 2000, capped by a half-point move on May 16. Finally, by late May, the economy began to show signs of responding to the Fed's strong medicine. Retail sales were sluggish, consumer confidence dipped slightly, and job creation and industrial demand slowed. Despite anecdotal evidence of wage inflation and a sharp increase in energy prices, the government's price measures continued to show only slight increases over 1999. The economy's robust growth has helped generate increasingly large federal government budget surpluses, a situation most would have thought impossible just a few years ago, and some are even predicting that the U.S. government could be debt-free in a decade. Fixed-income investors nearly panicked at the prospect of a looming "shortage" of 30-year Treasury bonds resulting from reduced federal borrowing and the initiation of a Treasury debt buyback.

*****************************
 . . .  Technology  stocks
bounced  back  quickly in
June . . . But most of the
dot-coms . . . have not
recovered . . .
*****************************

     In the first quarter, the stock market, like the economy, proved amazingly resilient in the face of generally rising interest rates. Powerful momentum -- and rabid speculation -- carried over from late 1999. Valuations of the favored technology, Internet, biotech, and telecom stocks reached historically high levels by the time the Nasdaq Composite peaked above 5000 on March 10. However, market volatility was also extreme. During the first half, the S&P 500 experienced intraday price swings of 2% or more on 40% of all trading days, and the Nasdaq Composite fluctuated more than 2% intraday an incredible 84% of the time. The only comparable periods in market history were the 1930s and the 1970s -- and stocks did not fare well overall in either decade. In our opinion, the high volatility indicates a lack of conviction on the part of investors.

     A sharp correction -- some called it a bear market -- took hold in March, as Internet and biotech stocks, in particular, crashed. Many technology stocks bounced back quickly in June as investors grew more optimistic that the Fed's rate hikes might be nearing an end. In fact, by mid-July, after the close of our reporting period, many biotech, telecom, networking, and semiconductor stocks had pushed back toward their highs. But most of the dot-coms, particularly those with the slimmest profit prospects, have not recovered. While many of the biggest winners of 1999 and early 2000 were companies with no earnings, investors have begun to demand profitability, though they are once again willing to pay very high price/earnings (P/E) ratios for stocks with rapid profit growth.

     Value-oriented shares, such as those of retailers and industrial com-panies, had a brief moment in the sun during the Nasdaq correction, but faded late in the period on fears of an economic slowdown. A more positive sign, however, is that market breadth improved in June as investors also began to embrace more reasonably priced, steady growth stocks. While large-cap stocks have generally dominated the market since 1994, small- and mid-cap shares have taken the lead in the past year. The S&P MidCap Index's robust 8.97% first-half gain was nearly three times that of the Russell 2000 Index of smaller companies, while the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite all fell in the period.

PORTFOLIO REVIEW
----------------

     Technology, telecom, and health care stocks once again dominated our top contributors list for the past 6- and 12-month periods. Both PMC-SIERRA, a leader in chips that help speed network communications, and ANALOG DEVICES, which specializes in analog-to-digital processors that are also important for communications, were among our top three contributors for the two periods. XILINX, a leader in programmable logic chips, made it into the top 10 twice.

     In health care, we benefited from powerful rallies in WATERS CORP., SEPRACOR, TEVA PHARMACEUTICAL INDUSTRIES, and AMERISOURCE HEALTH over the past six months. Waters manufactures equipment, including mass spectrometers, necessary for drug research and development in the biotech industry. Investors concluded -- correctly, in our view -- that one way to profit from the surge of investment in genetic research, especially in the early stages, is to invest in companies providing "picks and shovels" for the prospectors engaged in the human genome gold rush. Sepracor, by contrast, has been mining the biotech field for years and has struck gold in the form of a strong pipeline of new products that have already begun producing accelerating revenues for the company. Teva, expanding beyond its roots as a leading generic-drug maker, is experiencing considerable success with the introduction of a powerful new multiple sclerosis drug, Copaxone. Fears of Internet disintermediation weighed heavily on many of the fund's holdings in late 1999 and early 2000, and none more than AmeriSource, the fourth-largest drug distributor in the U.S., which was seen to be particularly vulnerable. The company's stock more than doubled in the first half as investors concluded that its business would not be imminently affected by the Internet. To the best of our knowledge, pharmaceuticals still cannot be downloaded electronically!

     Exceptions to this tech and health care hegemony included WADDELL & REED FINANCIAL and BJ SERVICES. Waddell & Reed, a 1998 spin-off from Torchmark, is a well-run investment manager that is beginning to gain recognition on Wall Street. BJ Services, which provides oil field equipment and services, benefited from rising energy prices and an increase in exploration activity.

    SECTOR DIVERSIFICATION
    ----------------------
                                 12/31/99      6/30/00
                                 --------      -------
    Financial                       9%            9%
    Health Care                    13            16
    Consumer                       14             8
    Technology                     17            21
    Business Services              31            29
    Energy                          4             6
    Industrial                      4             3
    Basic Materials                 -             -
    Reserves                        8             8

    Total                         100%          100%

     The list of our worst performers was domi- nated by consumer and business services stocks, such as CIBER, ROYAL CARIBBEAN CRUISES, HERTZ, and CIRCUIT CITY STORES. CIBER, an information technology firm, experienced problems transitioning its revenue base from packaged applications and Year 2000 assignments to Internet enablement, the segment now in greatest demand. We eliminated Royal Caribbean Cruises as industry capacity appears likely to outstrip demand in the intermediate term. Hertz, the world's largest car rental firm, continued to grow earnings, but investors sold the stock anyway, fearing an economic slowdown. We believe that Hertz's stock price discounts a much more negative scenario than is likely, and we have added to our position. Circuit City, a category killer well positioned to benefit from increased consumer spending on all manner of digital devices, experienced a sales slowdown in May, causing its stock to dive . Two software companies -- Novell and Parametric Technology -- disappointed investors with poor earnings. We eliminated both from the portfolio.

     We added marginally to our technology and health care holdings, and their sector weightings rose due to strong relative performance. Exposure to the consumer sector fell because of weak performance and sales of stocks such as Royal Caribbean.

INVESTMENT STRATEGY AND OUTLOOK
-------------------------------
     We are in the midst of a remarkable period of technological change. Advances in many fields -- semiconductors, biotechnology, genomics, telecommunications, and the Internet, to name just a few -- are reported daily. The changes are so rapid that it is often unclear what is important or relevant, even to industry participants, until much later. The technology revolution has coincided with two other phenomena that have led to a combustible stock market environment. The first is a change in the structure of markets, which we have discussed at length in earlier letters. The dramatic reduction in trading commissions, driven by huge advances in processing and communications technology, has made the individual investor a greater force in the market. Even as individuals have greatly accelerated their trading activity, interme-diaries such as brokers and dealers have reacted to lower commission structures by reducing the capital devoted to their own market-making activities. The net result is that stock price movements are exaggerated in both directions.
Finally, it is worth noting that these changes in technology and market structure have coincided with the longest economic expansion ever, dulling our collective memories of the risks inherent in the market.

*****************************
 . . .  Many  technology
companies have been driven
by momentum  strategies, and
valuations have become
divorced from the fundamentals.
*****************************


     Momentum investing is again ascendant. In spite of the spring correction, technology stocks dominated first-half performance in the mid-cap sector, contributing a significant amount of the indices' return. Virtually all of this came from stocks with very high valuations, or without any earnings at all. Many investors are buying stocks based on accelerating earnings per share, accelerating revenues, or even accelerating increases in stock prices. This can lead to very high valuations that are hard to justify by traditional measures. While bulls rationalize high stock prices by noting the boundless opportunities of many of these companies, the recent experience of many dot-com companies should be instructive. Price movements can suddenly reverse, and if fundamental problems develop, stocks can fall dramatically before they find strong valuation support.

     We have always prided ourselves on being able to achieve market-beating returns while taking below-average risk for a mid-cap growth fund. Risk reduction is achieved through individual security and sector diversification as well as a strong bias toward buying growth at reasonable valuations. Over the long run this has held us in good stead, but in the last few quarters, our valuation bias strongly hindered returns. One of our benchmarks, the Russell Midcap Growth Index, is composed of 52% technology stocks, and 26% of the index's stocks are Internet-related, according to Prudential Securities. We have not been able to keep pace with this index while maintaining our valuation discipline (even though our loss in the second quarter was only about half that of the index). We do not feel it is appropriate to concentrate more than half of our holdings in a particular sector like technology.

     Some of the many newly minted companies will become the blue chips of the next decade. We realize that fundamentals in the technology sector are terrific. But from a stock standpoint, many technology companies have been driven by price-momentum strategies, and valuations have become divorced from the fundamentals. Finding good companies at reasonable prices -- which is our philosophy -- has not been a market-beating strategy.

     New Economy wisdom holds that technology is not cyclical given the megatrends in global commerce. However, history tells us that in general, technology, as a capital good, is indeed cyclical. Furthermore, in fast-evolving areas where product cycles are short, the propensity for technology firms to remain growth companies over an extended period is lower than average. This would argue for lower-than-average P/Es, not higher, relative to underlying growth rates.

   *************************************************************************

          ADVISOR SHARE CLASS CREATED
          ---------------------------
          T. Rowe Price has introduced a new class of shares for certain funds, including this one. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

          We want to emphasize that the new class will have no impact whatsoever on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.

   *************************************************************************

     In the last few  months,  a  refreshing  reality  has  returned to the high growth marketplace. In fact, it almost seems that investors' valuation methodology has come full circle. A year or so ago, in an attempt to rationalize bringing unprofitable dot-com companies with unproven business models public, investors moved from analyzing price-to-earnings ratios to gauging price-to-sales ratios. By the beginning of this year, as valuations continued to climb and underwriting standards fell further, investors collectively migrated from price-to-sales ratios to a true back-of-the-envelope construct, price-to-market opportunity. In this surreal environment, dreams seemed reality, and economic reason was ignored. But in the span of six short months, we have returned to analyzing earnings again. Eventually, we are confident, investors will rediscover that P (price) can get too high compared with E (earnings).

     Although highly valued stocks have driven investment performance in the last year, a large part of the market remains untouched by the excitement. Valuations remain well above historical averages in sectors such as semiconductors, communications equipment, and biotechnology, but many other segments, such as business services and telecom services, appear reasonably priced. We have even added some new holdings in the Internet sector in the last few months. Mid-caps remain a segment of the market where, on balance, prices are reasonable compared with earnings, and valuations are especially attractive compared with large-caps. We believe that the Mid-Cap Growth Fund remains an excellent vehicle for capitalizing on the exciting opportunities available in mid-cap stocks today.

Respectfully submitted,

/s/

Brian W.H. Berghuis
President and Chairman of the Investment Advisory Committee

/s/

John F. Wakeman
Executive Vice President
July 17, 2000
================================================================================
T. Rowe Price Mid-Cap Growth Fund
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/00
                                                                       -------
  Waddell & Reed Financial                                                2.3%
-------------------------------------------------------------------------------
  Analog Devices                                                          2.0
-------------------------------------------------------------------------------
  Western Wireless                                                        2.0
-------------------------------------------------------------------------------
  Waters Corporation                                                      1.6
-------------------------------------------------------------------------------
  AmeriSource Health                                                      1.6
-------------------------------------------------------------------------------
  Devon Energy                                                            1.5
-------------------------------------------------------------------------------
  Sepracor                                                                1.5
-------------------------------------------------------------------------------
  VoiceStream Wireless                                                    1.5
-------------------------------------------------------------------------------
  Xilinx                                                                  1.5
-------------------------------------------------------------------------------

  Robert Half International                                               1.4
-------------------------------------------------------------------------------
  Teva Pharmaceutical Industries                                          1.4
-------------------------------------------------------------------------------
  MedImmune                                                               1.4
-------------------------------------------------------------------------------
  Federated Investors                                                     1.4
-------------------------------------------------------------------------------
  Concord EFS                                                             1.3
-------------------------------------------------------------------------------
  Gilead Sciences                                                         1.3
-------------------------------------------------------------------------------
  NOVACorporation                                                         1.3
-------------------------------------------------------------------------------
  Intuit                                                                  1.3
-------------------------------------------------------------------------------
  Circuit City Stores                                                     1.2
-------------------------------------------------------------------------------
  Republic Services                                                       1.2
-------------------------------------------------------------------------------
  Shire Pharmaceuticals                                                   1.2
-------------------------------------------------------------------------------
  Maxim Integrated Products                                               1.2
-------------------------------------------------------------------------------
  PMC-Sierra                                                              1.1
-------------------------------------------------------------------------------
  Tech Data                                                               1.1
-------------------------------------------------------------------------------
  Viad                                                                    1.1
-------------------------------------------------------------------------------
  BJServices                                                              1.1
-------------------------------------------------------------------------------
  Total                                                                  35.5%

  Note: Table excludes reserves.
================================================================================
T. Rowe Price Mid-Cap Growth Fund
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
---------------------
PMC-Sierra                             44  cents
Waddell & Reed Financial               44
Analog Devices                         42
Waters Corporation                     39
Sepracor                               39
Robert Half International              35
AmeriSource Health                     34
BJServices                             34
Xilinx                                 32
Teva Pharmaceutical Industries         31
Total                                 374  cents

TEN WORST CONTRIBUTORS
----------------------
CIBER                                 -25  cents
Novell **                              24
Royal Caribbean Cruises **             22
Hertz                                  20
Circuit City Stores                    18
Synopsys **                            18
VoiceStream Wireless                   17
Affiliated Computer Services           16
Rhythms NetConnections *               16
Parametric Technology **               16
Total                                -192  cents

12 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
---------------------
VoiceStream Wireless                  149  cents
PMC-Sierra                             88
Analog Devices                         84
Western Wireless                       68
Xilinx                                 58
MedImmune                              55
BJServices                             55
Teva Pharamaceutical Industries        49
Sepracor                               46
Waddell & Reed Financial               42
Total                                 694  cents

TEN WORST CONTRIBUTORS
----------------------
Galileo International                 -37  cents
Warnaco Group **                       34
Shopko Stores                          25
Affiliated Computer Services           24
Republic Services                      22
Circuit City Stores                    21
Ingram Micro **                        19
Covance **                             18
Premier Parks                          18
National Data **                       18
Total                                -236  cents

  *  Position added
 **  Position eliminated

================================================================================

T. Rowe Price Mid-Cap Growth Fund
---------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
                                    Lipper Mid-Cap
              S&P MidCap Index     Core Fund Index       Mid-Cap Growth Fund
6/30/92           10000                  10000                  10000
6/93              12269                  12552                  13692
6/94              12262                  12983                  14810
6/95              15002                  15768                  18698
6/96              18241                  19492                  25139
6/97              22496                  22767                  29470
6/98              28406                  27450                  38282
6/99              33519                  29290                  44565
6/00              39209                  38681                  52430

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since  Inception
Periods Ended 6/30/00      1 Year    3 Years   5 Years    Inception       Date
---------------------      ------    -------   -------    ---------       ----
Mid-Cap Growth Fund        17.65%    21.17%     22.90%      23.01%    6/30/92

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Mid-Cap Growth Fund
---------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
MID-CAP GROWTH SHARES
                       6 Months     Year
                          Ended    Ended
                        6/30/00  12/31/99 12/31/98 12/31/97  12/31/96  12/31/95
NET ASSET VALUE
Beginning of period      $40.13  $ 34.08  $ 28.60  $  24.43  $  20.13   $ 14.85
--------------------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)           (0.02)   (0.03)   (0.03)    (0.03)    (0.01)       -
  Net realized and
  unrealized gain (loss)   2.33     7.96     6.24      4.50      5.00     6.07
--------------------------------------------------------------------------------
  Total from
  investment activities    2.31     7.93     6.21      4.47      4.99     6.07
--------------------------------------------------------------------------------
Distributions
  Net realized gain           -    (1.88)   (0.73)    (0.30)    (0.69)   (0.79)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period            $42.44  $ 40.13  $ 34.08  $  28.60  $  24.43  $ 20.13

RATIOS/SUPPLEMENTAL DATA
Total return **            5.76%   23.78%   22.00%    18.33%    24.84%   40.95%
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets      0.86%+   0.87%    0.91%     0.95%     1.04%    1.25%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                (0.12)%+ (0.09)%  (0.14)%   (0.14)%   (0.11)%  (0.01)%
--------------------------------------------------------------------------------
Portfolio turnover rate   65.7%+   53.3%    46.7%     42.6%     38.1%    57.5%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions)     $5,833  $ 5,243  $ 3,310  $  1,839  $  1,021  $   264
--------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Mid-Cap Growth Fund
---------------------------------
Unaudited                       For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
MID-CAP GROWTH ADVISOR CLASS SHARES
-----------------------------------
                                                                    3/31/00
                                                                    Through
                                                                    6/30/00
NET ASSET VALUE
Beginning of period                                              $    44.13
-------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)                                            -
  Net realized and
  unrealized gain (loss)                                              (1.67)
-------------------------------------------------------------------------------
  Total from
  investment activities                                               (1.67)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                                                    $    42.46

RATIOS/SUPPLEMENTAL DATA
Total return**                                                        (3.78)%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                                     0.75%+
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                                            (0.02)%+
-------------------------------------------------------------------------------
Portfolio turnover rate                                               65.7%+
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                   $     136

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Mid-Cap Growth Fund
---------------------------------
Unaudited                                                         June 30, 2000

PORTFOLIO OF INVESTMENTS                                   In thousands
-------------------------                             Shares          Value
COMMON STOCKS  92.1%
FINANCIAL  9.4%
Bank and Trust  0.4%
North Fork Bancorporation                          1,595,000   $      24,124
-----------------------------------------------------------------------------
                                                                      24,124
-----------------------------------------------------------------------------
Insurance  2.9%
ACE Limited                                        1,700,000          47,600
-----------------------------------------------------------------------------
MGIC Investment                                      920,000          41,860
-----------------------------------------------------------------------------
Protective Life                                    1,195,000          31,817
-----------------------------------------------------------------------------
Radian Group                                         950,000          49,163
-----------------------------------------------------------------------------
                                                                     170,440
-----------------------------------------------------------------------------
Financial Services  6.1%
Capital One Financial                              1,000,000          44,625
-----------------------------------------------------------------------------
E*Trade Group *                                    2,075,400          34,179
-----------------------------------------------------------------------------
eSpeed (Class A) *                                   146,000           6,346
-----------------------------------------------------------------------------
Federated Investors (Class B)                      2,300,000          80,644
-----------------------------------------------------------------------------
Heller Financial +                                 2,450,000          50,225
-----------------------------------------------------------------------------
NextCard *                                           450,000           3,811
-----------------------------------------------------------------------------
Waddell & Reed Financial (Class A)                 2,150,000          70,547
-----------------------------------------------------------------------------
Waddell & Reed Financial (Class B)                 2,190,000          63,647
-----------------------------------------------------------------------------
                                                                     354,024
-----------------------------------------------------------------------------
Total Financial                                                      548,588

HEALTH CARE  15.8%
Pharmaceuticals  3.2%
ALZA *                                               108,300           6,403
-----------------------------------------------------------------------------
Shire Pharmaceuticals ADR *                        1,360,000          70,635
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries ADR                 1,500,000          83,203
-----------------------------------------------------------------------------
Watson Pharmaceuticals *                             500,000          26,875
-----------------------------------------------------------------------------
                                                                     187,116
-----------------------------------------------------------------------------

Biotechnology  7.0%
Abegenix *                                           200,000          23,969
-----------------------------------------------------------------------------
Affymetrix *                                         200,000          33,019
-----------------------------------------------------------------------------
Gilead Sciences *                                  1,050,000          74,714
-----------------------------------------------------------------------------
IDEC Pharmaceuticals *                               400,000   $      46,912
-----------------------------------------------------------------------------
Incyte Genomics *                                    275,000          22,593
-----------------------------------------------------------------------------
MedImmune *                                        1,095,000          80,996
-----------------------------------------------------------------------------
QLT *                                                525,000          40,770
-----------------------------------------------------------------------------
Sepracor *                                           725,000          87,453
-----------------------------------------------------------------------------
                                                                     410,426
-----------------------------------------------------------------------------
Medical Instruments and Devices  3.0%
Millipore                                            400,000          30,150
-----------------------------------------------------------------------------
Sybron International *                             2,550,000          50,522
-----------------------------------------------------------------------------
Waters Corporation *                                 730,000          91,113
-----------------------------------------------------------------------------
                                                                     171,785
-----------------------------------------------------------------------------
Health Care Services  2.6%
Lincare *                                          2,000,000          49,187
-----------------------------------------------------------------------------
Omnicare                                           4,380,000          39,694
-----------------------------------------------------------------------------
Wellpoint Health Networks *                          850,000          61,572
-----------------------------------------------------------------------------
                                                                     150,453
-----------------------------------------------------------------------------
Total Health Care                                                    919,780
-----------------------------------------------------------------------------

CONSUMER  8.4%
Soft Goods Retailers  0.9%
TJX                                                2,895,000          54,281
-----------------------------------------------------------------------------
                                                                      54,281
-----------------------------------------------------------------------------
Hard Goods Retailers  5.4%
BJ's Wholesale Club *                              1,650,000          54,450
-----------------------------------------------------------------------------
Borders Group *                                    1,170,000          18,208
-----------------------------------------------------------------------------
Circuit City Stores                                2,190,000          72,681
-----------------------------------------------------------------------------
Consolidated Stores *                              1,950,000          23,400
-----------------------------------------------------------------------------
Family Dollar Stores                               3,125,000          61,133
-----------------------------------------------------------------------------
HomeGrocer.com *                                   1,310,000           7,922
-----------------------------------------------------------------------------
O'Reilly Automotive *                              1,900,000          26,184
-----------------------------------------------------------------------------
Shopko Stores *                                      996,600          15,323
-----------------------------------------------------------------------------
Whole Foods Market *                                 875,000          36,176
-----------------------------------------------------------------------------
                                                                     315,477
-----------------------------------------------------------------------------
Consumer Non-Durables  0.6%
Jones Apparel Group *                              1,500,000          35,250
-----------------------------------------------------------------------------
                                                                      35,250
-----------------------------------------------------------------------------
Restaurants  0.8%
Outback Steakhouse *                               1,650,000   $      48,262
-----------------------------------------------------------------------------
                                                                      48,262
-----------------------------------------------------------------------------
Entertainment  0.7%
Premier Parks *                                    1,625,000          36,969
-----------------------------------------------------------------------------
                                                                      36,969
-----------------------------------------------------------------------------
Total Consumer                                                       490,239
-----------------------------------------------------------------------------
TECHNOLOGY  21.2%
Computer Software  6.1%
Electronic Arts *                                    580,000          42,322
-----------------------------------------------------------------------------
Informatica *                                        450,000          36,844
-----------------------------------------------------------------------------
Intuit *                                           1,775,000          73,330
-----------------------------------------------------------------------------
ISS Group *                                          375,000          37,019
-----------------------------------------------------------------------------

Macromedia *                                         300,000          28,997
-----------------------------------------------------------------------------
Mercury Interactive *                                250,000          24,195
-----------------------------------------------------------------------------
NetIQ *                                              500,000          29,812
-----------------------------------------------------------------------------
Peregrine Systems *                                1,500,000          52,219
-----------------------------------------------------------------------------
Vitria Technology *                                  500,000          30,578
-----------------------------------------------------------------------------
                                                                     355,316
-----------------------------------------------------------------------------
Semiconductors & Components  8.2%
Analog Devices *                                   1,525,000         115,900
-----------------------------------------------------------------------------
CTS                                                  162,500           7,312
-----------------------------------------------------------------------------
KLA-Tencor *                                         800,000          46,875
-----------------------------------------------------------------------------
Lattice Semiconductor *                              800,000          55,325
-----------------------------------------------------------------------------
Maxim Integrated Products *                        1,025,000          69,604
-----------------------------------------------------------------------------
Molex (Class A)                                      950,000          33,280
-----------------------------------------------------------------------------
PMC-Sierra *                                         375,000          66,621
-----------------------------------------------------------------------------
Xilinx *                                           1,025,000          84,659
-----------------------------------------------------------------------------
                                                                     479,576
-----------------------------------------------------------------------------
Networking and Telecom Equipment  0.2%
Efficient Networks *                                 170,000          12,511
-----------------------------------------------------------------------------
                                                                      12,511
-----------------------------------------------------------------------------
E-Commerce  3.8%
CNET Networks *                                    1,000,000          24,531
-----------------------------------------------------------------------------
Commerce One *                                       235,300          10,699
-----------------------------------------------------------------------------
Digex *                                              450,000          30,586
-----------------------------------------------------------------------------
DoubleClick *                                        900,000   $      34,313
-----------------------------------------------------------------------------
HomeStore.com *                                    1,100,000          32,244
-----------------------------------------------------------------------------
Internet Capital Group *                           1,000,000          36,937
-----------------------------------------------------------------------------
Priceline.com *                                      800,000          30,350
-----------------------------------------------------------------------------
USInternetworking *                                1,100,000          22,447
-----------------------------------------------------------------------------
                                                                     222,107
-----------------------------------------------------------------------------

Computer Hardware/Peripherals  2.9%
Flextronics International *                          525,000          36,077
-----------------------------------------------------------------------------
Jabil Circuit *                                      600,000          29,775
-----------------------------------------------------------------------------
Sanmina *                                            580,000          49,572
-----------------------------------------------------------------------------
SCI Systems *                                      1,271,900          49,843
-----------------------------------------------------------------------------
                                                                     165,267
-----------------------------------------------------------------------------
Total Technology                                                   1,234,777
-----------------------------------------------------------------------------
BUSINESS SERVICES  27.5%
Telecom Services  7.7%
Allegiance Telecom *                                 290,000          18,569
-----------------------------------------------------------------------------
AT&T (Class B) *                                     850,000          28,156
-----------------------------------------------------------------------------
Charter Communications (Class A) *                 1,450,000          23,880
-----------------------------------------------------------------------------
Covad Communications Group *                         580,000           9,334
-----------------------------------------------------------------------------
Crown Castle International *                       1,425,000          51,968
-----------------------------------------------------------------------------
McLeod USA *                                       1,100,000          22,791
-----------------------------------------------------------------------------
Pinnacle Holdings *                                  875,000          46,922
-----------------------------------------------------------------------------
Rhythms NetConnections *                             970,000          12,186
-----------------------------------------------------------------------------
Rogers Communications *                            1,225,000          34,912
-----------------------------------------------------------------------------
VoiceStream Wireless *                               730,000          84,908
-----------------------------------------------------------------------------
Western Wireless*                                  2,090,000         113,840
-----------------------------------------------------------------------------
                                                                     447,466
-----------------------------------------------------------------------------
Computer Services  6.3%
Affiliated Computer Services (Class A) *           1,700,000          56,206
-----------------------------------------------------------------------------
BISYS Group *                                        250,000          15,453
-----------------------------------------------------------------------------
Ceridian *                                         1,900,000          45,719
-----------------------------------------------------------------------------
Concord EFS *                                      2,920,000          75,920
-----------------------------------------------------------------------------
Fiserv *                                             350,000          15,137
-----------------------------------------------------------------------------
Galileo International                              1,950,000          40,706
-----------------------------------------------------------------------------
NOVA Corporation *                                 2,663,500   $      74,412
-----------------------------------------------------------------------------
SunGard Data Systems *                             1,375,000          42,625
-----------------------------------------------------------------------------
                                                                     366,178
-----------------------------------------------------------------------------

Distribution  3.1%
AmeriSource Health * +                             2,925,000          90,675
-----------------------------------------------------------------------------
MSC *                                              1,275,000          26,695
-----------------------------------------------------------------------------
Tech Data *                                        1,500,000          65,297
-----------------------------------------------------------------------------
                                                                     182,667
-----------------------------------------------------------------------------
Transportation  0.7%
C.H. Robinson Worldwide                              431,100          21,326
-----------------------------------------------------------------------------
Expeditors International of Washington               400,000          18,912
-----------------------------------------------------------------------------
                                                                      40,238
-----------------------------------------------------------------------------
Media and Advertising  2.5%
Catalina Marketing *                                 550,000          56,100
-----------------------------------------------------------------------------
Lamar Advertising *                                  513,800          22,270
-----------------------------------------------------------------------------
TMP Worldwide *                                      475,000          35,046
-----------------------------------------------------------------------------
Univision Communications *                           325,000          33,638
-----------------------------------------------------------------------------
                                                                     147,054
-----------------------------------------------------------------------------
Environmental  1.2%
Republic Services (Class A) *                      4,450,000          71,200
-----------------------------------------------------------------------------
                                                                      71,200
-----------------------------------------------------------------------------
Miscellaneous Business Services  5.5%
CIBER *                                            2,200,000          29,150
-----------------------------------------------------------------------------
eLoyalty *                                           500,000           6,344
-----------------------------------------------------------------------------
Hertz                                              1,325,000          37,183
-----------------------------------------------------------------------------
Keane *                                            1,925,000          41,628
-----------------------------------------------------------------------------
Manpower                                           1,700,000          54,400
-----------------------------------------------------------------------------
Robert Half International *                        2,925,000          83,363
-----------------------------------------------------------------------------
Viad                                               2,300,000          62,675
-----------------------------------------------------------------------------
Xpedior *                                            433,300           5,971
-----------------------------------------------------------------------------
                                                                     320,714
-----------------------------------------------------------------------------
Engineering and Construction  0.5%
Martin Marietta Materials                            800,000          32,350
-----------------------------------------------------------------------------
                                                                      32,350
-----------------------------------------------------------------------------
Total Business Services                                            1,607,867
-----------------------------------------------------------------------------

ENERGY  6.1%
Energy Services  3.0%
BJ Services *                                      1,000,000   $      62,500
-----------------------------------------------------------------------------
Smith International *                                725,000          52,789
-----------------------------------------------------------------------------
Tidewater                                          1,700,000          61,200
-----------------------------------------------------------------------------
                                                                     176,489
-----------------------------------------------------------------------------
Exploration and Production  3.1%
Devon Energy                                       1,575,000          88,495
-----------------------------------------------------------------------------
Diamond Offshore Drilling                            975,000          34,247
-----------------------------------------------------------------------------
Ocean Energy *                                     3,900,000          55,331
-----------------------------------------------------------------------------
                                                                     178,073
-----------------------------------------------------------------------------
Total Energy                                                         354,562
-----------------------------------------------------------------------------

INDUSTRIAL  3.3%
Automobiles and Related  0.5%
ITT Industries                                       900,000          27,338
-----------------------------------------------------------------------------
                                                                      27,338
-----------------------------------------------------------------------------
Machinery  2.8%
Danaher                                              800,000          39,550
-----------------------------------------------------------------------------
Pentair                                            1,700,000          60,350
-----------------------------------------------------------------------------
Teleflex                                             975,000          36,136
-----------------------------------------------------------------------------
United Rentals *                                   1,660,000          28,427
-----------------------------------------------------------------------------
                                                                     164,463
-----------------------------------------------------------------------------
Total Industrial                                                     191,801
-----------------------------------------------------------------------------

BASIC MATERIALS  0.3%
Mining  0.3%
Allegheny Technologies                               975,000          17,550
-----------------------------------------------------------------------------
Total Basic Materials                                                 17,550
-----------------------------------------------------------------------------
Total Miscellaneous Common Stocks  0.1%                                8,329
-----------------------------------------------------------------------------
Total Common Stocks (Cost  $4,072,243)                             5,373,493

SHORT-TERM INVESTMENTS  7.7%
Money Market Funds  7.7%
Government Reserve Investment Fund, 6.27%, # +   449,354,391   $     449,354
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost  $449,354)                        449,354

Total Investments in Securities
99.8% of Net Assets (Cost $4,521,597)                          $   5,822,847

Other Assets Less Liabilities                                         10,226

NET ASSETS                                                     $   5,833,073

    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
  ADR  American Depository Receipt

  The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Mid-Cap Growth Fund
---------------------------------
Unaudited                                                         June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                               In thousands
  ASSETS
  Investments in securities, at value
    Affiliated companies (cost $593,728)                         $     590,254
    Other companies (cost $3,927,869)                                5,232,593
-------------------------------------------------------------------------------
    Total investments in securities                                  5,822,847
  Other assets                                                          46,359
-------------------------------------------------------------------------------
  Total assets                                                       5,869,206
-------------------------------------------------------------------------------
  LIABILITIES
  Total liabilities                                                     36,133
-------------------------------------------------------------------------------

  NET ASSETS                                                     $   5,833,073

  Net Assets Consist of:
  Accumulated net investment income - net of distributions       $      (3,268)
  Accumulated net realized gain/loss - net of distributions            547,475
  Net unrealized gain (loss)                                         1,301,250
  Paid-in-capital applicable to 137,427,083 shares of
  $0.01 par value capital stock outstanding;
  1,000,000,000 shares authorized                                    3,987,616

  NET ASSETS                                                     $   5,833,073

  Mid-Cap Growth shares
  ($5,832,936,729/137,423,883 shares outstanding)                $      42.44

  Mid-Cap Growth Advisor Class shares
  ($135,878/3,200 shares outstanding)                            $      42.46

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Mid-Cap Growth Fund
---------------------------------                                     Unaudited
STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                                                     6 Months
                                                                        Ended
                                                                      6/30/00
Investment Income (Loss)
Income
  Interest (including $12,608 from affiliated companies)          $    12,716
  Dividend                                                              8,126
------------------------------------------------------------------------------
  Total income                                                         20,842
------------------------------------------------------------------------------
Expenses
  Investment management                                                18,673
  Shareholder servicing
    Mid-Cap Growth shares                                               4,996
    Mid-Cap Growth Advisor Class shares                                     -
  Prospectus and shareholder reports
    Mid-Cap Growth shares                                                 182
    Mid-Cap Growth Advisor Class shares                                     -
  Custody and accounting                                                  128
  Registration                                                            117
  Legal and audit                                                          15
  Directors                                                                 8
  Miscellaneous                                                            23
------------------------------------------------------------------------------
  Total expenses                                                       24,142
  Expenses paid indirectly                                                (32)
------------------------------------------------------------------------------

  Net expenses                                                         24,110
------------------------------------------------------------------------------
Net investment income (loss)                                           (3,268)
------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                421,281
Change in net unrealized gain or loss on securities                  (108,781)
------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               312,500
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   309,232

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Mid-Cap Growth Fund
---------------------------------                                     Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                         6 Months          Year
                                                            Ended         Ended
                                                          6/30/00      12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $    (3,268)  $    (3,688)
  Net realized gain (loss)                                421,281       335,431
  Change in net unrealized gain or loss                  (108,781)      631,785
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations       309,232       963,528
--------------------------------------------------------------------------------
Distributions to shareholders
  Net realized gain
    Mid-Cap Growth shares                                       -      (233,452)
--------------------------------------------------------------------------------
Capital share transactions *
  Shares sold
    Mid-Cap Growth shares                               1,253,148     2,030,839
    Mid-Cap Growth Advisor Class shares                       139             -
--------------------------------------------------------------------------------
  Increase in net assets from shares sold               1,253,287     2,030,839
  Distributions reinvested
    Mid-Cap Growth shares                                       -       223,427
  Shares redeemed
    Mid-Cap Growth shares                                (972,926)   (1,051,037)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from
  capital share transactions                              280,361     1,203,229
--------------------------------------------------------------------------------

Net Assets
Increase (decrease) during period                         589,593     1,933,305
Beginning of period                                     5,243,480     3,310,175
--------------------------------------------------------------------------------
End of period                                         $ 5,833,073   $ 5,243,480

*Share information
  Shares sold
    Mid-Cap Growth shares                                  30,429        56,953
    Mid-Cap Growth Advisor Class shares                         3             -
  Distributions reinvested
    Mid-Cap Growth shares                                       -         6,083
  Shares redeemed
    Mid-Cap Growth shares                                 (23,670)      (29,497)
--------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding                 6,762        33,539

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Mid-Cap Growth Fund
---------------------------------
Unaudited                                                         June 30, 2000

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing in the comm on stocks of mid-cap companies whose earnings are expected to grow at a faster-than-average rate. The fund has two classes of shares -- Mid-Cap Growth, offered since June 30, 1992, and Mid-Cap Growth Advisor Class, first offered on March 31, 2000. Mid-Cap Growth Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Class Accounting The Mid-Cap Growth Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expens es common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $1,940,454,000 and $1,695,773,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,521,597,000. Net unrealized gain aggregated $1,301,250,000 at period-end, of which $1,715,529,000 related to appreciated investments and $414,279,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,242,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Mid-Cap Growth Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2003, Mid-Cap Growth Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,880,000 for the six months ended June 30, 2000, of which $696,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $12,608,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500

Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government *
Spectrum Income
Summit GNMA
Summit Limited-Term Bond *
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond *
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond *
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES
-----------------

     T. ROWE PRICE RETIREMENT INCOME MANAGERsm helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------

  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
   Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INSIGHTS REPORTS
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES
  T. Rowe Price Retirement Planning
   AnalyzerTM CD-ROM or diskette $19.95.
   To order, please call 1-800-541-5760.
   Also available on the Internet for $9.95.
  T. Rowe Price Variable Annuity AnalyzerTM
   CD-ROM or diskette, free. To order,
   please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS
  We will be happy to send you one of our
  easy-to-follow  investment kits when you
  are ready to invest in any T. Rowe Price
  retirement  vehicle,  including  IRAs,
  qualified plans, small-business plans,
  or our no-load variable annuities.
================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
 The ABCs of Giving
  Back to Basics: The ABCs of Investing
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  Getting Started: Investing With Mutual Funds
  The Roth IRA: A Review
  Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
  Conservative Stock Investing
  Dollar Cost Averaging
  Equity Index Investing
  Growth Stock Investing
  Investing for Higher Yield
  Managing Risk Through Diversification
  The Power of Compounding
  Value Investing

TYPES OF SECURITIES
  The Basics of International Stock Investing
  The Basics of Tax-Free Investing
  The Fundamentals of Fixed-Income Investing
  Global Bond Investing
  Investing in Common Stocks
  Investing in Emerging Growth Stocks
  Investing in Financial Services Stocks
  Investing in Health Care Stocks
  Investing in High-Yield Municipal Bonds
  Investing in Money Market Securities
  Investing in Mortgage-Backed Securities
  Investing in Natural Resource Stocks
  Investing in Science and Technology Stocks
  Investing in Small-Company Stocks
  Understanding Derivatives
  Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
  Combining Individual Securities With Mutual Funds
  Getting Started: An Introduction to Individual Securities
  What You Should Know About Bonds
  What You Should Know About Margin and Short-Selling
  What You Should Know About Options
  What You Should Know About Stocks

     T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.
================================================================================
T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

     Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
     ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F64-051  6/30/00